                                                                EXHIBIT 10.5(c)

             FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Fourth Amendment") is made and entered into as of the 30th day of April, 1997, by and between NEWMARK HOMES, L.P., a Texas limited partnership (the "Company"), and BANK ONE, TEXAS, N.A., a national banking association (the "Lender").

         WHEREAS, Newmark Home Corporation, a Nevada corporation (the "Original Borrower"), and the Lender entered into that certain Amended and Restated Loan Agreement dated April 30, 1996 (the "Original Loan Agreement"), which was amended by that certain First Amendment to Amended and Restated Loan Agreement (the "First Amendment") dated June 28, 1996 between the Original Borrower and the Lender;

         WHEREAS, all of the properties securing repayment of the indebtedness of the Original Borrower pursuant to the Original Loan Agreement, as amended by the First Amendment, was assigned to the Company, together with the rights and obligations of the Original Borrower under the Original Loan Agreement, as amended by the First Amendment; and

         WHEREAS, pursuant to a Modification Agreement among the Original Borrower, NHC Homes, Inc., the Company and the Lender, the Company assumed all of the obligations of the Original Borrower under the Original Loan Agreement, as amended by the First Amendment; and

         WHEREAS, after giving effect to said Modification Agreement, the Original Borrower, the Company and the Lender entered into that certain Second Amendment to Amended and Restated Loan Agreement (the "Second Amendment") dated October 1, 1996; and

         WHEREAS, the Company and the Lender entered into that certain Third Amendment to Amended and Restated Loan Agreement (the "Third Amendment") dated October 1, 1996; and

         WHEREAS, the Original Loan Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is referred to herein as the "Loan Agreement"; and

         WHEREAS, the Company and the Lender desire to amend certain terms and provisions of the Loan Agreement, as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

          1. Section 1.1 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 1.1 Indebtedness. Upon the terms and conditions hereinafter set forth, the Bank agrees to lend the Company an aggregate of up to $26,000,000.00, as evidenced by a Revolving Line of Credit to be extended to the Company by the Bank in an amount up to $25,000,000.00, as more specifically described in Section 1.3 hereof, and the issuance of certain letters of credit for the benefit of the Company up to the aggregate principal amount of $1,000,000.00, as more specifically described in Section 1.7 hereof.

          2. The definition of "Initial Deeds of Trust" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Initial Deeds of Trust" shall mean those Deeds of Trust, Security Agreement and Assignment of Rents and Leases executed by the Original Borrower for the benefit of the Bank and recorded in the Real Property Records of Brazoria, Harris, Fort Bend, Galveston, Travis, Dallas, Collin, Tarrant and Williamson Counties, Texas, and any other Deed of Trust, Security Agreement and Assignment of Rents and Leases executed by the Company for the benefit of the Bank in the form attached to the Loan Agreement or the Fourth Amendment as Exhibit "B" and to be recorded in other counties approved by the Bank, each of which covers or shall cover (i) the first set of Lots in each such county which are added to the Borrowing Base, and the Improvements to be constructed thereon, and (ii) the Collateral described in Section
         3.10 hereof relating to such Lots and Improvements.

          3. The definition of "Note" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Note" shall mean the promissory note of the Company issued pursuant to Section 1.3 of this Agreement in the form attached as Exhibit "A" to the Fourth Amendment.

          4. The definition of "Supplement" in Section 1.2(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 "Supplement" shall mean a Supplemental Deed of Trust, Security Agreement and Financing Statement executed by the Original Borrower or the Company, or to be executed by the Company, in the form attached as Exhibit "C" to the Loan Agreement or the Fourth Amendment, whereby a Lot and the Improvements thereon or to be constructed thereon, and the Collateral described in Section 3.10 hereof relating to such Lot and Improvements, are made subject to the liens created by the Initial Deed of Trust previously filed in the county in which such Lot is located.

          5. Section 1.3 of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 1.3 Revolving Line of Credit. The Bank, during the period from the date of the Fourth Amendment until May 31, 1998, with respect to the initial advance with respect to any Lot or the Improvements thereon or to be constructed thereon, and until the date that is twelve (12) months after the date of the initial advance with respect to any Lot or Improvements, with respect to subsequent advances for such Lot and Improvements, subject in all instances to
         (a) the terms and conditions of this Agreement, (b) the condition that at the time of each borrowing hereunder, the condition of the Company, financial and otherwise, and the condition of the Collateral, are satisfactory to the Bank, and (c) the condition that no Default or Event of Default has occurred and is then continuing to occur, agrees to make advances to the Company pursuant to a Revolving Line of Credit up to but not in excess of the Maximum Outstanding Amount upon compliance by the Company with the provisions of Section 5.2 hereof. The Company's obligation to repay the Revolving Line of Credit shall be evidenced by the Note. The Note shall bear interest at the rate or rates set forth in Section 1.5 hereof. All unpaid principal and accrued and unpaid interest on the Note shall be due and payable on May 31, 1998, unless extended pursuant to the provisions of the succeeding sentence. In the event the Bank elects to not renew Revolving Line of Credit as of the stated maturity date of the Note, the Company shall have the option, provided no Default or Event of Default has occurred and is continuing, which may be exercised only by giving written notice to the Bank of the Company's intent to extend the stated final maturity date of the Note, which notice must be received by the Bank on or prior to the earlier of (i) May 31, 1998 or
         (ii) five (5) Business Days after the date the Bank gives written notice to the Company of the Bank's election to not renew the Revolving Line of Credit, and upon the issuance by each Title Insurer of an extension to all Title Insurance that would expire between the stated maturity date of the Note and such extended maturity date, to extend the final maturity date of the Note for an additional one (1) year, which extension shall not affect the obligation of the Company to make monthly interest payments, and the principal prepayments, required under the Note and this Agreement, or to otherwise comply with the terms and conditions of the Note and this Agreement.

          6. Section 1.4(b) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 (b) If any Single Family House has not been sold in a bona fide sales transaction to a Person other than an affiliate of the Company on or before the date that is one (1) year after the date of execution of the Deed of Trust for such Single Family House, the Company shall make a mandatory prepayment on the Note in an amount equal to (i) ten percent (10%) of the Deed of Trust Amount of such Single Family House if the Revolving Line of Credit has been renewed and is then in place or (ii) the unpaid advances made under the Revolving Line of Credit with respect to such Single Family House if the Revolving Line of Credit has not been renewed and the provisions of the last sentence of Section 1.3 hereof are applicable.

          7. The words "other than a Model Home" shall be added after the words "Single Family House" in the first line of Section 1.4(c) of the Loan Agreement.

          8. There is added to Section 1.4 of the Loan Agreement new paragraphs (f), (g) and (h), which shall read as follows:

                 (f) If any Single Family House other than a Model Home has not been sold in a bona fide sales transaction to a Person other than an affiliate of the Company on or before the date that is eighteen (18) months after the date of execution of the Deed of Trust for such Single Family House, the Company shall make a mandatory prepayment on the Note in an amount equal to five percent (5%) of the Deed of Trust Amount for such Single Family House.

                 (g) If any Model Home has not been sold in a bona fide sales transaction to a Person other than an affiliate of the Company on or before the date that is two (2) years after the date of execution of the Deed of Trust for such Model Home, the Company shall make an additional mandatory prepayment on the Note in an amount equal to ten percent (10%) of the Deed of Trust Amount of such Model Home.

                 (h) If any Model Home has not been sold in a bona fide sales transaction to a Person other than an affiliate of the Company on or before the date that is three (3) years after the date of execution of the Deed of Trust for such Model Home, the Company shall make a mandatory prepayment on the Note in an amount equal to the amount of unpaid advances made under the Revolving Line of Credit with respect to such Model Home.

          9. The reference in Section 1.4(d) of the Loan Agreement to "Section 1.4(b) or (c)" is deleted in its entirety, and substituted therefor is a reference to "Section 1.4(b), (c), (f), (g) or (h)".

         10. Section 1.5(a) of the Loan Agreement is deleted in its entirety, and the following is substituted in its place:

                 (a) Subject to the provisions of paragraphs (b) and (c) of this Section 1.5, the Company shall pay interest on the outstanding principal amount of the Note at the Base Rate.

         11. There is added to the Loan Agreement a new Section 1.7 which shall read as follows:

                 1.7 Letters of Credit. The Company has requested that the Bank, from time to time prior to May 31, 1998, issue or cause to be issued, on behalf of the Company, certain letters of credit in an aggregate amount of up to $1,000,000.00. The issuance of such letters of credit shall be at the Bank's sole and absolute discretion, it being agreed that, in determining whether to issue or cause to be issued a requested letter of credit, the Bank may take into account, without limitation, whether, at the time of the issuance of such letter of credit, the condition of the Company, financial and otherwise, is satisfactory to the Bank, whether a Default or Event of Default has occurred and is then continuing to occur, and whether the request is otherwise in compliance with the other terms of this Agreement. The Company shall give the Bank at least two (2) Business Days prior written notice, in the manner and containing the information set forth in Section 5.2(b) hereof, prior to the requested date of issuance of each letter of credit, together with a description in reasonable detail of the purpose of such letter of credit. The Company's obligation to repay any draws made on any such letter of credit shall be evidenced by the Company's execution of the Bank's standard documentation relating to the issuance of letters of credit. Such documentation shall set forth the applicable provisions relating to draws under such letters of credit, repayment of advances thereunder, interest on advanced amount and such other matters as the Bank may determine. Each advance under any letter of credit shall be secured by the Security Documents. No letter of credit issued hereunder (or extension thereof) may have a final expiration date of more than two (2) years after the date of issuance (or extension). As a fee for the issuance or extension of each letter of credit described herein, the Company shall pay to the Bank, on or prior to the issuance or extension of such letter of credit, an amount equal to one and one-half percent (1-1/2%) per annum of the face amount of such letter of credit, but in no event less than the minimum amount then currently charged by the Bank as its minimum charge for the issuance of letters of credit.

         12. Section 4.9(c) of the Loan Agreement is deleted in its entirety.

         13. The address of the Company for all purposes hereafter shall be 1200 Soldiers Field Drive, Sugar Land, Texas 77479.

         14. Exhibit "D" to the Loan Agreement is deleted in its entirety, and Exhibit "D" attached hereto is substituted in its place.

         15. The closing of the transactions contemplated by this Fourth Amendment is subject to the satisfaction of the following conditions:

                 (a) All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender;

                 (b) The Lender shall have received fully executed copies of this Fourth Amendment, the Note and a Notice of Final Agreement;

                 (c) The Lender shall have received an executed copy of resolutions of the Board of Directors of the general partner of the Company, in form and substance satisfactory to the Lender, authorizing the execution, delivery and performance by the Company of this Fourth Amendment and all documents, instruments and certificates referred to herein; and

                 (d) The Lender shall have received a certificate of the Assistant Secretary of the general partner of the Company, setting forth the names of the officers of the general partner of the Company authorized to execute and deliver this Fourth Amendment and all documents, instruments and certificates referred to herein on behalf of the Company, together with the true signatures of such officers.

         16. The Company hereby reaffirms each of the representations, warranties, covenants and agreements of the Original Borrower and the Company set forth in the Loan Agreement, as amended hereby, with the same force and effect as if each were separately stated herein and made as of the date hereof. Except as amended hereby, the Loan Agreement shall remain unchanged, and the terms, conditions and covenants of the Loan Agreement shall continue and be binding upon the parties hereto.

         17. The Company hereby agrees that its liability under any and all documents and instruments executed by the Original Borrower or the Company as security for the Indebtedness (including, without limitation, the Security Instruments) shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Fourth Amendment or any of the instruments or documents referred to herein, except as specifically set forth herein or therein, that all of such documents and instruments are hereby renewed, extended, ratified, confirmed and carried forward by the Company in all respects, that all of such documents and instruments shall remain in full force and effect and are and shall remain enforceable against the Company in accordance with their terms and that all of such documents and instruments shall cover all indebtedness of the Company to the Lender described in the Loan Agreement as amended hereby.

         18. Each of the terms defined in the Loan Agreement is used in this Fourth Amendment with the same meaning, except as otherwise indicated in this Fourth Amendment. Each of the terms defined in this Fourth Amendment is used in the Loan Agreement with the same meaning, except as otherwise indicated in the Loan Agreement.

         19. THIS FOURTH AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER, SUBJECT TO, AND SHALL BE CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         20. THIS LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their duly authorized officers as of the day and year first above written.


                                           NEWMARK HOMES, L.P.

                                           By: Newmark Home Corporation,
                                               its sole general partner


                                               By: /s/ TERRY WHITE
                                                  ------------------------------
                                                  Name: Terry White
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------

                                           BANK ONE, TEXAS, N.A.


                                           By: /s/ JOHN M. TOTH
                                              ----------------------------------
                                              Name: John M. Toth
                                                   -----------------------------
                                              Title: Vice President
                                                    ----------------------------